UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 15, 2015

PULMATRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36199	46-1821392
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

99 Hayden Avenue, Suite 390

Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 357-2333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pulmatrix, Inc., previously known as Ruthigen, Inc. (the “Company”), is filing this Amendment No. 1 to the Company’s Current Report on Form 8-K, dated June 15, 2015, and filed with the Securities and Exchange Commission on June 16, 2015, solely for the purpose of providing the financial statements and information required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) in connection with the Company’s previously reported merger (the “Merger”) with Pulmatrix Operating Company, Inc., previously known as Pulmatrix Inc. (“Pulmatrix Operating”).

As a result of the Merger, the historical financial statements of Pulmatrix Operating will be treated as the historical financial statements of the Company and will be reflected in the Company’s quarterly and annual reports for periods ending after the effective time of the Merger. Accordingly, beginning with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, the Company will report results of Pulmatrix Operating and the Company on a consolidated basis.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Pulmatrix Operating as of and for the years ended December 31, 2014 and 2013, together with the reports of Marcum LLP with respect thereto, are included as Exhibit 99.1 and are incorporated by reference herein. The unaudited consolidated financial statements of Pulmatrix Operating as of and for the three months ended March 31, 2015 are included as Exhibit 99.2 hereto and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended March 31, 2015 are included as Exhibit 99.3 hereto and are incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Marcum LLP.
99.1	Audited consolidated financial statements of Pulmatrix Operating Company, Inc. as of and for the years ended December 31, 2014 and 2013.
99.2	Unaudited consolidated financial statements of Pulmatrix Operating Company, Inc. as of and for the three months ended March 31, 2015.
99.3	Unaudited pro forma condensed combined consolidated financial statements of Pulmatrix, Inc. as of and for the year ended March 31, 2015.

*      *      *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULMATRIX, INC.

Date: August 14, 2015	By:	/s/ William Duke, Jr.
William Duke, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Marcum LLP.
99.1	Audited consolidated financial statements of Pulmatrix Operating Company, Inc. as of and for the years ended December 31, 2014 and 2013.
99.2	Unaudited consolidated financial statements of Pulmatrix Operating Company, Inc. as of and for the three months ended March 31, 2015.
99.3	Unaudited pro forma condensed combined consolidated financial statements of Pulmatrix, Inc. as of and for the year ended March 31, 2015.